UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Alpine Summit Energy Partners, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fe e paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALPINE SUMMIT ENERGY PARTNERS, INC.

March 31, 2023

Dear Shareholders of Alpine Summit Energy Partners, Inc.:

On behalf of the directors and management team of Alpine Summit Energy Partners, Inc. (the "Company," "we," "our," and "us"), we are pleased to invite you to attend the Company's Annual General Meeting of the Shareholders (the "Meeting"), to be held at 9:00 a.m. (Mountain Time) on May 25, 2023. The Meeting will be held in-person.

At the Meeting, the holders of subordinate voting shares, multiple voting shares, and proportionate voting shares of the Company (the "Shareholders") will be asked to receive the audited consolidated annual financial statements of the Company for the year ended December 31, 2022, together with the report of the auditor thereon. Shareholders will also be asked to consider and vote upon the following proposals at the Meeting:

1. To elect directors of the Board of the Company for the ensuing year (the "Board");

2. To approve amendments to the Company's Deferred Share Unit Plan.

3. To ratify the reappointment of Weaver and Tidwell, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

As a valued Shareholder, your views and involvement in the Company are important to us. At the Meeting, you will have the opportunity to vote on, and ask questions relating to, the Meeting proposals.

Your vote matters. You may exercise it by completing the proxy form or voting instruction form or by attending the Meeting. The accompanying proxy statement and management information circular describes the business to be conducted at the Meeting, important additional information and detailed instructions on voting and participation at the Meeting, and the Company's governance practices.

Thank you for your investment and we look forward to connecting with you at the Meeting.

Sincerely,

Craig Perry

Chief Executive Officer and Chairman

ALPINE SUMMIT ENERGY PARTNERS, INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 25, 2023

TO THE SHAREHOLDERS OF ALPINE SUMMIT ENERGY PARTNERS, INC.

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the holders of common shares (the "Shareholders") of Alpine Summit Energy Partners, Inc. (the "Company" "us," "we," or "our") will be held at Suite 3810, Bankers Hall West, 888 3rd Street SW, Calgary, Alberta at 9:00 a.m. (Mountain Time) on May 25, 2023, to receive the audited consolidated annual financial statements of the Company for the year ended December 31, 2022, together with the report of the auditor thereon, and to consider and vote upon the following proposals at the Meeting:

1. to elect directors of the Board of the Company (the "Board") for the ensuing year. For more information, see "Business to be Transacted at the Meeting - Election of Directors" in the Company's proxy statement and management information circular dated March 31, 2023 (the "Proxy Statement");

2. to approve amendments to the Deferred Share Unit Plan. For more information, see "Business to be Transacted at the Meeting - Approval of Amendments to the DSU Plan" in the Proxy Statement;

3. to ratify the reappointment of Weaver and Tidwell, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. For more information, see "Business to be Transacted at the Meeting - Ratification of Independent Registered Public Accounting Firm" in the Proxy Statement; and

4. to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Specific details of the matters proposed to be put before the Meeting are set forth in the Proxy Statement, which together with this Notice of Meeting (the "Notice"), the form of proxy, the audited consolidated financial statements of the Company for the year ended December 31, 2022, and the Company's Annual Report on Form 10-K (the "2022 Annual Report") filed with the SEC and SEDAR, and other meeting materials, comprise the "Meeting Materials." Shareholders are reminded to review the Meeting Materials before voting.

While the Company intends to hold the Meeting in person as of the date of this Notice, the Company will follow the instructions and recommendations of federal, provincial, and local health authorities when considering whether to hold the Meeting in person, so we encourage you to vote in advance of the Meeting by following the instructions provided in our Meeting Materials.

The Board has fixed the close of business on March 27, 2023, as the record date for the determination of the Shareholders of the Company entitled to receive notice of the Meeting (the "Record Date").

If you are a registered Shareholder of the Company and receive a paper copy of the Meeting Materials, please date and execute the form of proxy and return it in the envelope provided to Odyssey Trust Company, Proxy Tabulation Department, 702, 67 Yonge Street, Toronto, ON M5E 1J8, by no later than 9:00 a.m. (Mountain Time) on May 23, 2023, or in the case of any adjournment of the Meeting, not less than two business days prior to the date of such meeting. Alternatively, you may vote by internet at http://login.odysseytrust.com/pxlogin using the access code provided on the form of proxy.

If you are not a registered Shareholder of the Company and receive a paper copy of the Meeting Materials through your broker or through another Intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions provided to you by your broker or by the other Intermediary.

This year, we are providing access to our proxy materials over the internet under the U.S. SEC's "Notice and Access" rules. As a result, we are sending to many of our Shareholders this Notice instead of a paper copy of the Proxy Statement and our 2022 Annual Report. The Notice contains instructions on how to access those documents over the internet. This Notice also contains instructions on how Shareholders can request and receive a paper copy of our Meeting Materials. All Shareholders who do not receive a Notice, including those who have previously requested to receive paper copies of Meeting Materials, will receive a paper copy of the Meeting Materials by mail unless they have previously requested delivery of Meeting Materials electronically. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our Meeting Materials.

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The Meeting Materials are available under the Company's profile on EDGAR at www.sec.gov/edgar and SEDAR at www.sedar.com, or on the Company's website at www.alpinesummitenergy.com/shareholder-meetings. As noted above, the Company will provide to any Shareholder, free of charge, a paper copy of the Meeting Materials upon request to the Company's transfer agent, Odyssey Trust Company, via internet at https://odysseytrust.com/ca-en/help/, via email at shareholders@odysseytrust.com, or by phone at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America). Shareholders who wish to receive a paper copy of the Meeting Materials in advance of the Meeting should make such request to the Company by no later than 9:00 a.m. (Mountain Time) on April 27, 2023, to allow reasonable time to receive and review the Meeting Materials prior to the proxy voting deadline of 9:00 a.m. (Mountain Time) on Tuesday, May 23, 2023. The Meeting Materials will be sent to Shareholders within three business days of their request, if such request is made prior to the date of the Meeting. Following the Meeting, the Meeting Materials will be sent to such Shareholders within 10 days of their request.

BY ORDER OF THE BOARD OF DIRECTORS

Craig Perry

Chief Executive Officer and Chairman

March 31, 2023

Important Notice Regarding the Availability of Meeting Materials for the Meeting to Be Held on May 25, 2023:

The Proxy Statement, Notice, form of proxy and 2022 Annual Report are available at https://www.alpinesummitenergy.com/shareholder-meetings.

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(ii)

ALPINE SUMMIT ENERGY PARTNERS, INC.

MANAGEMENT INFORMATION CIRCULAR/
PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 25, 2023

PURPOSE OF SOLICITATION

This proxy statement and management information circular (the "Proxy Statement") is furnished in connection with the solicitation of proxies on behalf of the board of directors (the "Board") of Alpine Summit Energy Partners, Inc. (the "Company", "we," "our," or "us") for use at the Annual General Meeting of the holders (the "Shareholders") of Class A Subordinate Voting Shares ("Subordinate Voting Shares" or "SVS"), Class B Multiple Voting Shares ("Multiple Voting Shares" or "MVS"), and Class C Proportionate Voting Shares ("Proportionate Voting Shares" or "PVS") (collectively, the "Voting Shares"), which are classes of common shares of the Company.

The Annual General Meeting of Shareholders (the "Meeting") will be held at Suite 3810, Bankers Hall West, 888 3rd Street SW, Calgary, Alberta at 9:00 a.m. (Mountain Time) on May 25, 2023, and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual General Meeting of Shareholders (the "Notice") accompanying this Proxy Statement. Information contained herein is given as of March 31, 2023, unless otherwise specifically stated. Shareholders, regardless of geographic location and equity ownership, will have an opportunity to listen and submit written questions during the Meeting via live audio webcast at https://www.gowebcasting.com/12476.

Solicitation of proxies will be primarily by mail, but may also be by telephone, facsimile, email, or in-person by the Board, executive officers, and employees of the Company who will not be additionally compensated therefor. Arrangements have been made with brokers, nominees, or other persons holding Voting Shares in their names for others to send the Notice, the Proxy Statement, the form of proxy, the audited consolidated financial statements of the Company for the financial year ended December 31, 2022, the Company's Annual Report on Form 10-K (the "2022 Annual Report") filed with the SEC and SEDAR, and other meeting materials (collectively, the "Meeting Materials") to the beneficial owners of the Voting Shares held of record by such parties. The mailing address of the principal executive office of the Company is 3322 West End Ave. Suite 450, Nashville, Tennessee, United States 37203. The Meeting Materials will be mailed or made available to Shareholders on or about April 14, 2023. Brokers, nominees, or other persons holding Voting Shares in their names for others may be reimbursed for their reasonable charges and expenses in forwarding the Meeting Materials to the beneficial owners of such Voting Shares. The costs of soliciting proxies will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the instrument of proxy are executive officers or employees of the Company who have been selected by the Board and have indicated their willingness to represent as proxies the Shareholders who appoint them (the "Management Designees").

A Shareholder has the right to designate or appoint a person (who need not be a Shareholder) to attend and act for them and on their behalf at the Meeting other than the Management Designees. Such right may be exercised by striking out the names of the two (2) persons designated in the proxy and by inserting in the blank space provided for that purpose the name of the desired person or by completing another proper proxy and, in either case, delivering the completed and executed proxy to the Company c/o Odyssey Trust Company, Proxy Tabulation Department, 702-67 Yonge Street, Toronto, ON M5E 1J8, at any time prior to 9:00 a.m. (Mountain Time) on May 23, 2023, or in the case of any adjournment of the Meeting, not less than two business days prior to the date of such Meeting.

A Shareholder forwarding the enclosed proxy may indicate the manner in which the appointee is to vote with respect to any specific item by checking the appropriate space. If the Shareholder giving the proxy wishes to confer a discretionary authority with respect to any item of business, then the space opposite the item is to be left blank. The Voting Shares represented by the proxy submitted by a Shareholder will be voted in accordance with the directions, if any, given in the proxy.

A Shareholder who has given a proxy may change or revoke it at any time insofar as it has not been exercised, by providing instructions again by internet or in writing, as described under "Voting of Proxies," or by voting at the Meeting subject to the requirements described under "Voting at the Meeting."

Upon submission of a revocation following either such method described above, the proxy will be deemed revoked. A proxy may also be revoked in any other manner permitted by law.

ADVICE TO BENEFICIAL HOLDERS OF SHARES

The information set forth in this section is significantly important to many Shareholders, as a substantial number of Shareholders do not hold Voting Shares in their own name. Shareholders who do not hold their Voting Shares in their own name (referred to in this Proxy Statement as "Beneficial Shareholders") should note that only proxies deposited by registered Shareholders can be recognized and acted upon at the Meeting. If Voting Shares are listed in an account statement provided to a Shareholder by a broker, then in almost all cases those Voting Shares will not be registered in the Shareholder's name on the records of the Company. Such Voting Shares will more likely be registered under the names of the Shareholder's broker or an agent of that broker (the "Intermediary" or "Intermediaries"). In Canada, the majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). Therefore, Beneficial Shareholders should contact their broker or other Intermediary as soon as practicable to ensure that instructions respecting the voting of their Voting Shares are communicated to the appropriate person.

Existing regulatory policy requires Intermediaries to forward all proxy-related materials to and seek voting instructions from Beneficial Shareholders in advance of the Meeting. The various Intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Voting Shares are voted at the Meeting. Often the form of proxy supplied to a Beneficial Shareholder by an Intermediary is identical to the form of proxy provided by the Company to registered Shareholders. However, its purpose is limited to instructing the registered Shareholder (i.e., the Intermediary or agent or nominee thereof) how to vote on behalf of the Beneficial Shareholder. Most Intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge typically prepares a machine-readable voting instruction form (a "VIF"), mails those forms to Beneficial Shareholders, and asks Beneficial Shareholders to return the forms to Broadridge, or otherwise communicate voting instructions to Broadridge (by way of the internet or telephone, for example). Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at a meeting. For the purposes hereof, a Beneficial Shareholder who receives a Broadridge VIF cannot use that form to vote Voting Shares directly at the Meeting. The VIF must be returned to Broadridge (or instructions respecting the voting of Voting Shares must be communicated to Broadridge) well in advance of the Meeting in order to have the Voting Shares voted.

Beneficial Shareholders fall into two categories-those who object to their identity being known to the issuers of the securities which they own ("OBOs") and those who do not object to their identity being made known to the issuers of the securities which they own ("NOBOs"). Subject to the provisions of applicable Canadian securities laws, issuers may deliver Meeting Materials directly to their NOBOs.

The Company is not sending Meeting Materials directly to NOBOs and accordingly, NOBOs can expect to receive a scannable VIF from Broadridge. These VIFs are to be completed and returned to Broadridge in the envelope provided or by facsimile. In addition, Broadridge provides both telephone and internet voting as described on the VIF itself, which contains complete instructions. Broadridge will tabulate the results of the VIFs received from the NOBOs and will provide appropriate instructions to Odyssey Trust Company, the transfer agent of the Company, with respect to the Voting Shares represented by the VIFs they receive. Please return your voting instructions as specified in the VIF.

The Company does not intend to pay for an Intermediary to deliver the Meeting Materials to its OBOs and therefore, OBOs will not receive Meeting Materials unless their Intermediaries assume the cost of delivery.

Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Voting Shares as proxyholder for a registered Shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their Intermediary in accordance with the instructions provided by such Intermediary, well in advance of the Meeting.

VOTING OF PROXIES

If you are a registered Shareholder, received a paper copy of the Meeting Materials, and are unable to attend the Meeting, please exercise your right to vote by dating, signing, and returning the accompanying form of proxy to Odyssey, the transfer agent of the Company. To be valid, completed proxy forms must be dated, completed, signed, and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8. Alternatively, you may also vote through the internet by going to https://login.odysseytrust.com/pxlogin, click "VOTE", and enter the 12-digit control number found on the form of proxy. Your proxy or voting instructions must be received in each case no later than 9:00 a.m. (Mountain Time) on May 23, 2023, or in the case of any adjournment of the Meeting, not less than two business days prior to the date of such meeting. If you are unable to attend the Meeting, we encourage you to complete the enclosed form of proxy as soon as possible. If a Shareholder received more than one form of proxy because such holder owns Voting Shares registered in different names or addresses, each form of proxy should be completed and returned. The chair of the Meeting shall have the discretion to waive or extend the proxy deadline without notice.

All Voting Shares represented at the Meeting by properly executed proxies will be voted on any matter that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the accompanying form of proxy, the Voting Shares represented by the proxy will be voted in accordance with such instructions. In the absence of any such instructions, the persons whose names appear on the printed form of proxy will vote Voting Shares as the Board of Directors recommends on such proposal.

The enclosed form of proxy confers discretionary authority upon the persons named therein. If any other business, amendments, or variations to matters identified in the Notice properly comes before the Meeting, then discretionary authority is conferred upon the person appointed in the proxy to vote in the manner they see fit, in accordance with their best judgment.

At the time of the printing of this proxy statement, the management of the company knew of no such amendments, variations, or other matters to come before the meeting, other than the matters referred to in the notice.

Voting at the Meeting

Registered shareholders may vote at the meeting only if they attend the meeting in-person, as further described below. See "How to Attend and Participate in the Meeting." Beneficial Shareholders who have not duly appointed themselves as proxyholders will not be able to attend, participate, or vote at the Meeting. This is because the Company and Odyssey do not have a record of the Beneficial Shareholders of the Company, and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder.  If you are a Beneficial Shareholder and wish to vote at the Meeting, you must appoint yourself as proxyholder, by inserting your own name in the space provided on the voting instruction form sent to you and follow all applicable instructions provided by your Intermediary. By doing so, you are instructing your Intermediary to appoint you as proxyholder.  It is important that you comply with the signature and return instructions provided by your Intermediary. See "Appointment of a Third Party as a Proxyholder" and "How to Attend and Participate in the Meeting."

Appointment of a Third Party as a Proxyholder

The following applies to Shareholders who wish to appoint a person (a "Third-Party Proxyholder") other than the Management Designees set forth in the form of proxy or voting instruction form as proxyholder, including Beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate, or vote at the Meeting.

Shareholders who wish to appoint a Third-Party Proxyholder to attend, participate, or vote at the Meeting as their proxyholder and vote their Voting Shares MUST submit their proxy or voting instruction form (as applicable) appointing such Third-Party Proxyholder.

To appoint a Third-Party Proxyholder, insert such person's name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. If you are a Beneficial Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate, or vote at the Meeting or, if permitted, appoint a third-party as your proxyholder.  See below for additional details.

Legal Proxy - U.S. Beneficial Shareholders

If you are a beneficial shareholder located in the United States and wish to attend, participate, or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under "How to Attend and Participate in the Meeting," you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the voting information form sent to you or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from beneficial shareholders located in the United States that wish to attend, participate, or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail to https://login.odysseytrust.com/pxlogin and received by no later than 9:00 a.m. (Mountain Time) on May 23, 2023, or in the case of any adjournment of the meeting, not less than two business days prior to the date of such meeting.

HOW TO ATTEND AND PARTICIPATE IN THE MEETING

The Company is holding the Meeting in-person at Suite 3810, Bankers Hall West, 888 3rd Street SW, Calgary, Alberta at 9:00 a.m. (Mountain Time) on May 25, 2023.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate, and vote at the Meeting.

Rather than attending in-person, the Company encourages Shareholders to vote by proxy in advance of the Meeting and then access the Meeting via webcast. The webcast will be available at https://www.gowebcasting.com/12476.

APPROVAL OF MATTERS

On each proposal, except for the election of directors, Shareholders may vote "FOR," "AGAINST," or "ABSTAIN."  On the election of directors, Shareholders may vote "FOR" or "WITHHOLD" on each nominee.  To elect the directors of the Company, each nominee must receive at least one "FOR" vote.  If a director receives more "WITHHOLD" votes than "FOR" votes, the director will continue in office until the earlier of the date that their successor is elected or appointed or the date when they will not hold office under applicable law.  The Board may consider whether to ask that they tender their resignation, but they cannot be compelled to resign.

To approve the amendments to the Deferred Share Unit (the "DSU Plan") at the Meeting, a majority of not less than 50.01% of the votes cast will be required, meaning that the number of votes "FOR" the proposal must exceed the number of votes "AGAINST" the proposal.

To ratify Weaver and Tidwell, LLP, ("WT") as the independent registered public accounting firm of the Company, the proposal must receive at least one "FOR" vote.

In the event a proposal requires disinterested Shareholder approval, including the proposal to approve amendments to the DSU Plan, Voting Shares held by Shareholders who are also "insiders," as such term is defined under applicable securities laws, may be excluded from the count of votes cast on such motion. For the proposal to approve amendments to the DSU Plan, Voting Shares held by independent directors will be excluded.

Broker Non-Votes and Abstentions

In the United States, brokers and other Intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the ratification of the appointment of WT, as our independent registered public accounting firm for the fiscal year ended December 31, 2022, all other matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any broker non-votes will have no impact on the election of directors or any other proposal to be voted on at the Meeting. An "ABSTAIN" vote will have no impact on any proposal to be voted on at the Meeting.

Interest of Certain Persons in Matters to be Acted On

Except as disclosed in this Proxy Statement, management of the Company is not aware of any material interests of the Board, executive officers, or any associates or affiliates of any of the foregoing in any matter to be acted on at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Company consists of (i) an unlimited number of SVS, (ii) an unlimited number of MVS, and (iii) an unlimited number of PVS. Holders of SVS are entitled to one (1) vote per share, holders of MVS are entitled to one hundred (100) votes per share, and each holder of PVS is entitled to one thousand (1,000) votes per share. The SVS trade on the Nasdaq Global Market under the symbol ALPS and on the TSX Venture Exchange under the symbol ALPS.U.

The Board of the Company has fixed March 27, 2023, as the record date for notice and voting at the Meeting (the "Record Date"). Shareholders at the close of business on the Record Date are entitled to receive notice of the Meeting and to vote at the Meeting, at any adjournments or postponements thereof, except to the extent that: (i) a registered Shareholder has transferred the ownership of any SVS subsequent to the Record Date; and (ii) the transferee of those SVS produces properly endorsed share certificates, or otherwise establishes that he, she, or it owns the SVS and demands, not later than 10 days before the Meeting, that such transferee's name be included on the list of persons entitled to vote at the Meeting, in which case, the transferee shall be entitled to vote such SVS at the Meeting. The transfer books will not be closed.

A quorum for the transaction of business at the Meeting is present if Shareholders who, together, hold not fewer than 33 1/3% of the votes attaching to the issued and outstanding Voting Shares of the Company are present or represented by proxy at the Meeting. Abstentions and broker non-votes will each be counted as present for the purposes of determining the presence of a quorum.

As of March 27, 2023, there were 33,929,921 SVS, 6,852.44 MVS, and 15,947.292 PVS issued and outstanding.

As of the date of this Proxy Statement, to the knowledge of the Board and executive officers of the Company, no persons or companies beneficially own, directly or indirectly, or exercise control or direction over securities of the Company carrying more than five percent (5%) of the voting rights attached to any class of voting securities of the Company, save and except as disclosed herein under the heading "Security Ownership of Certain Beneficial Owners and Management."

As of March 31, 2023, the Board and executive officers of the Company, as a group, beneficially own, directly or indirectly, approximately 45.02% of the issued and outstanding SVS of the Company, assuming conversion of all MVS and PVS into SVS based on voting rights.

Description of Share Capital of the Company

The following is a summary of the rights, privileges, restrictions, and conditions attached to the SVS, MVS, and PVS, but does not purport to be complete. Reference should be made to the Articles of the Company and the full text of their provisions for a complete description thereof, which has been filed under the Company's profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.

Subordinate Voting Shares

Holders of SVS will be entitled to notice of and to attend any meeting of the Shareholders of the Company, except a meeting at which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting, holders of SVS will be entitled to one vote in respect of each SVS held.

As long as any SVS remain outstanding, the Company will not, without the consent of the holders of the SVS by separate special resolution, prejudice or interfere with any right or special right attached to the SVS.

Holders of SVS will be entitled to receive, as and when declared by the Board of the Company, dividends in cash or property of the Company. No dividend will be declared or paid on the SVS unless the Company simultaneously declares or pays: (i) a dividend on the MVS in an amount per MVS equal to the amount of the dividend declared per SVS, multiplied by one hundred (100); and (ii) a dividend on the PVS, in an amount per PVS equal to the amount of the dividend declared per SVS.

In the event of the liquidation, dissolution, or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its Shareholders for the purpose of winding up its affairs, the holders of SVS will, subject to the prior rights of the holders of any shares of the Company ranking in priority to the SVS, be entitled to participate rateably along with the holders of MVS and PVS, with the amount of such distribution per SVS equal to each of: (i) the amount of such distribution per MVS divided by one hundred (100); and (ii) the amount of such distribution per PVS.

No subdivision or consolidation of the SVS, MVS, or PVS shall occur unless, simultaneously, the SVS, MVS, and PVS are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

Multiple Voting Shares

Holders of MVS will be entitled to notice of and to attend any meeting of the Shareholders of the Company, except a meeting at which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting, holders of MVS will be entitled to one hundred (100) votes per MVS held.

As long as any MVS remain outstanding, the Company will not, without the consent of the holders of the MVS and PVS by separate special resolution, prejudice or interfere with any right or special right attached to the MVS. Consent of the holders of a majority of the outstanding MVS and PVS shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the MVS. In connection with the exercise of the voting rights in respect of any such approvals, each holder of MVS will have one vote in respect of each MVS held.

Holders of MVS will be entitled to receive as and when declared by the Board of the Company, dividends, out of any cash or property, pari passu with the holders of SVS and PVS. The Board may declare no dividend payable in cash or property on the MVS unless the Board simultaneously declares a dividend payable in cash or property on: (i) the SVS, in an amount equal to the amount of the dividend declared per MVS divided by one hundred (100); and (ii) on the PVS in an amount equal to the dividend declared per MVS divided by one hundred (100).

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its Shareholders for the purpose of winding up its affairs, the holders of MVS will, subject to the prior rights of the holders of any shares of the Company ranking in priority to the MVS, be entitled to participate rateably along with all other holders of MVS, SVS, and PVS (on an as-converted basis, assuming conversion of all MVS and PVS into SVS at the applicable conversion ratio).

No subdivision or consolidation of the SVS, MVS, or PVS shall occur unless, simultaneously, the SVS, MVS, or PVS are subdivided or consolidated in the same manner, or such other adjustment is made to maintain and preserve the relative rights of the holders of the shares of each of the said classes.

Each MVS shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Company or any transfer agent for such shares, into one hundred (100) SVS.

Proportionate Voting Shares

Holders of PVS are entitled to notice of and to attend any meeting of the Shareholders of the Company, except a meeting at which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting, holders of PVS will be entitled to one thousand (1,000) votes in respect of each PVS held.

As long as any PVS remain outstanding, the Company will not, without the consent of the holders of the PVS by separate special resolution, prejudice or interfere with any right or special right attached to the PVS. Additionally, consent of the majority holders of the outstanding PVS will be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the PVS. In connection with the exercise of the voting rights in respect of any such approvals, each holder of PVS will have one vote in respect of each PVS held.

Holders of PVS will be entitled to such dividends payable in cash or property of the Company as may be declared by the Board from time -to -time. The Board may declare no dividend payable in cash or property on the PVS unless the Board simultaneously declares a dividend payable in cash or property on: (i) the SVS, in an amount equal to the amount of the dividend declared per PVS; and (ii) on the MVS in an amount equal to the dividend declared per PVS multiplied by one hundred (100).

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its Shareholders for the purpose of winding up its affairs, the holders of PVS will, subject to the prior rights of the holders of any shares of the Company ranking in priority to the PVS, be entitled to participate pari passu with the holders of SVS and MVS, with the amount of such distribution per PVS equal to each of: (i) the amount of such distribution per SVS; and (ii) the amount of such distribution per MVS divided by one hundred (100).

No PVS will be transferred by the holder without the prior written consent of the Board.

No subdivision or consolidation of the SVS, MVS, or PVS shall occur unless, simultaneously, the SVS, MVS, and PVS are simultaneously consolidated or subdivided utilizing the same divisor or multiplier.

Each PVS shall automatically convert, without any action on the part of the holder thereof, into SVS on the basis of one SVS for one PVS on the date that the aggregate number of membership interests of HB2 Origination, LLC ("Origination") held by the holder of PVS, together with its affiliates, are reduced to a number which is less than seventy-five percent (75%) of the aggregate number of membership interests of Origination held by such holder, together with its affiliates, on the date of completion of the Business Combination (as such term is defined in the Articles of the Company).

Coattail Provisions

As summarized below, the terms of the SVS, MVS, and PVS include take-over bid protective measures (i.e., coattail provisions).

Subordinate Voting Shares

If an offer is made to purchase MVS, and such offer is:

(a) required, pursuant to applicable securities legislation or the rules of any stock exchange on which: (i) the MVS; or (ii) the SVS which may be obtained upon conversion of the MVS; may then be listed, to be made to all or substantially all of the holders of MVS in a province or territory of Canada to which the requirement applies; and

(b) not made to the holders of SVS for consideration per SVS equal to 0.01 of the consideration offered per MVS,

each SVS shall become convertible at the option of the holder into MVS based on one hundred (100) SVS for one (1) MVS; at any time while such offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to such offer. Fractions of MVS may be issued in respect of any amount of SVS in respect of which the conversion right is exercised which is less than one hundred (100). This conversion right may only be exercised for the purpose of depositing the MVS acquired upon conversion under such offer, and for no other reason. If this conversion right is exercised, the Company will ensure that the transfer agent for the SVS shall deposit under such offer the MVS acquired upon conversion, on behalf of the holder.

If an offer is made to purchase PVS, and such offer is:

(a) required, pursuant to applicable securities legislation or the rules of any stock exchange on which: (i) the PVS; or (ii) the SVS which may be obtained upon conversion of the PVS; may then be listed, to be made to all or substantially all of the holders of PVS in a province or territory of Canada to which the requirement applies; and

(b) not made to the holders of SVS for consideration per SVS equal to the consideration offered per PVS,

each SVS shall become convertible at the option of the holder into a PVS based on one (1) SVS for one (1) PVS, at any time while such offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to such offer. This conversion right may only be exercised for the purpose of depositing the PVS acquired upon conversion under such offer, and for no other reason. If this conversion right is exercised, the Company will ensure that the transfer agent for the SVS shall deposit under such offer the PVS acquired upon conversion, on behalf of the holder.

Multiple Voting Shares

If an offer is made to purchase SVS, and such offer is:

(a) required, pursuant to applicable securities legislation or the rules of any stock exchange on which: (i) the MVS; or (ii) the SVS which may be obtained upon conversion of the MVS; may then be listed, to be made to all or substantially all of the holders of SVS in a province or territory of Canada to which the requirement applies; and

(b) not made to the holders of MVS for consideration per MVS equal to 100 times the consideration offered per SVS,

each MVS shall become convertible at the option of the holder into SVS based on one hundred (100) SVS for one (1) MVS, at any time while such offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to such offer. This conversion right may only be exercised for the purpose of depositing the SVS acquired upon conversion under such offer, and for no other reason. If this conversion right is exercised, the Company will ensure that the transfer agent for the MVS shall deposit under such offer the SVS acquired upon conversion, on behalf of the holder.

If an offer is made to purchase PVS, and such offer is:

(a) required, pursuant to applicable securities legislation or the rules of any stock exchange on which: (i) the PVS; or (ii) the SVS which may be obtained upon conversion of the PVS; may then be listed, to be made to all or substantially all of the holders of PVS in a province or territory of Canada to which the requirement applies; and

(b) not made to the holders of MVS for consideration per MVS equal to 100 times the consideration offered per PVS,

each MVS shall become convertible at the option of the holder into PVS based on one hundred (100) PVS for one (1) MVS, at any time while such offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to such offer. This conversion right may only be exercised for the purpose of depositing the PVS acquired upon conversion under such offer, and for no other reason. If this conversion right is exercised, the Company will ensure that the transfer agent for the MVS shall deposit under such offer the PVS acquired upon conversion, on behalf of the holder.

Proportionate Voting Shares

If an offer is made to purchase SVS, and such offer is:

(a) required, pursuant to applicable securities legislation or the rules of any stock exchange on which: (i) the PVS; or (ii) the SVS which may be obtained upon conversion of the MVS; may then be listed, to be made to all or substantially all of the holders of SVS in a province or territory of Canada to which the requirement applies; and

(b) not made to the holders of PVS for consideration per PVS equal to the consideration offered per SVS,

each PVS shall become convertible at the option of the holder into a SVS based on one (1) SVS for one (1) PVS, at any time while such offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to such offer. This conversion right may only be exercised for the purpose of depositing the PVS acquired upon conversion under such offer, and for no other reason. If this conversion right is exercised, the Company will ensure that the transfer agent for the PVS shall deposit under such offer the SVS acquired upon conversion, on behalf of the holder.

If an offer is made to purchase MVS, and such offer is:

(a) required, pursuant to applicable securities legislation or the rules of any stock exchange on which: (i) the MVS; or (ii) the SVS which may be obtained upon conversion of the MVS; may then be listed, to be made to all or substantially all of the holders of MVS in a province or territory of Canada to which the requirement applies; and

(b) not made to the holders of PVS for consideration per PVS equal to 0.01 of the consideration offered per MVS,

each PVS shall become convertible at the option of the holder into MVS based on one hundred (100) PVS for one (1) MVS, at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation or stock exchange rules for the offeror to take up and pay for such shares as are to be acquired pursuant to such offer. Fractions of MVS may be issued in respect of any amount of PVS in respect of which the conversion right is exercised which is less than one hundred (100). This conversion right may only be exercised for the purpose of depositing the MVS acquired upon conversion under such offer, and for no other reason. If this conversion right is exercised, the Company will ensure that the transfer agent for the PVS shall deposit under such offer the MVS acquired upon conversion, on behalf of the holder.

BUSINESS TO BE TRANSACTED AT THE MEETING

The following business will be transacted at the Meeting:

Receive the Financial Statements

The audited consolidated financial statements of the Company for the financial year ended December 31, 2022, and the report of the auditors thereon, will be received at the Meeting. The audited consolidated financial statements of the Company and the report of the auditors are being provided to each Shareholder entitled to receive a copy of the Notice and this Proxy Statement and who requested a copy of the audited consolidated financial statements and the report of the auditors thereon. The financial statements are also available on SEDAR at www.sedar.com and EDGAR at www.sec.gov.

Proposal 1: Election of Directors

At the Meeting, Shareholders will be asked to approve the election of the directors of the Company (the "Director Election Resolution"). In accordance with the Company's Articles, we are to have at least three, and not more than five, directors serving on the Board, as five was the number of directors elected at the Company's last meeting of Shareholders. Each director of the Company is elected annually and holds office until the next annual general meeting of Shareholders and until their successor is duly elected or appointed, unless their office is earlier vacated in accordance with the Articles of the Company. The following table sets forth the names of the five (5) persons proposed to be nominated for election as directors (the "Board Nominees"), each Board Nominee's municipality of residence, and principal occupation over the preceding five (5) years.

Name, Age, and Municipality of Residence	Director of the Company Since	Principal Occupation over Last Five (5) Years
Craig W. Perry, Age 43 (1) Nashville, Tennessee, USA	September 7, 2021	Chief Executive Officer of the Company; President and Chief Executive Officer of Origination
James J. Russo Age 49 (1)(2)(3) Bronxville, New York, USA	March 2, 2023	Self-employed investor, formerly portfolio manager at Brevan Howard.
Stephen J. Schaefer, Age 59 (1)(2)(3)(4) Stuart, Florida, USA	September 7, 2021	Member of board of directors of Just Energy Group Inc.; Chairman of the board of directors of GenOn Holdings, Inc. and TexGen Power, LLC
Porter Collins, Age 47 (4) Houston, Texas, USA	September 7, 2021	Co-founder and portfolio manager of Seawolf Capital LLC; member of the board of directors of the Emily Hall Tremaine Foundation, the National Rowing Foundation and the Stewards of Power Ten New York, Inc.
Agenia Clark, Age 63 (1)(2)(4) Brentwood, Tennessee, USA	September 7, 2021	CEO of Girl Scouts of Middle Tennessee; Chair of the Risk Committee for FirstBank Holdings

Notes:

(1) Member of the Company's Compensation Committee.

(2) Member of the Company's Audit Committee.

(3) Member of the Company's Operations and Reserves Committee.

(4) Member of the Company's Corporate Governance and Nominating Committee.

Description of Each Board Nominee's Qualifications

  Craig Perry: Mr. Perry is currently the Chief Executive Officer ("CEO") of the Company, a position he has held since September 2021, and was previously the CEO of Origination from 2018 until September 2021. Mr. Perry has experience as both an operator and investor across a variety of industries including energy, real estate, and retail. Mr. Perry is an owner of Cortland Partners, a multifamily real estate company. Mr. Perry has held senior investment roles at Panning Capital, Sabretooth Capital, Swiss Re and Credit Suisse with a focus on equities and distressed credit. He has previously served as a board member for Brookfield's DTLA Office Trust and Cortland Partners. Mr. Perry graduated summa cum laude from Princeton University with an A.B. in Economics.

  Stephen Schaefer: Mr. Schaefer has over three decades of energy, investment, and private equity experience. He currently serves as a member of the board of directors of Just Energy Group Inc., where he has served since September 2020. He also serves as Chairman of the Board of Directors of GenOn Holdings, Inc. and TexGen Power, LLC. Mr. Schaefer has been a director of Genon Holdings, Inc. since December 2018, and of TexGen Power, LLC since May 2018. Previously, he was a partner at Riverstone Holdings, where he was primarily responsible for power and renewables. Mr. Schaefer is a Chartered Financial Analyst and received his B.S., magna cum laude in Finance and Accounting from Northeastern University in 1987.

  Porter Collins: Mr. Collins is a co-founder of, and has been a portfolio manager of, Seawolf Capital LLC, an equity hedge fund, since 2011. Prior to Seawolf, he was a senior analyst and partner of the FrontPoint Financial Services Fund, which was profiled in Michael Lewis's book "The Big Short." Earlier in his career, Mr. Collins was a financial services analyst and a retail/consumer analyst at Chilton Investment Co., Inc., and an analyst at Goldman Sachs. Mr. Collins is a member of the Board of the Emily Hall Tremaine Foundation, the Board of Directors of the National Rowing Foundation and the Board of Stewards of Power Ten New York, Inc. Mr. Collins was a member of the U.S. Olympic rowing team in 1996 and 2000 and earned an A.B. from Brown University.

  Agenia W. Clark, EdD: Dr. Clark has more than 10 years of experience serving on corporate boards. She currently serves as the Chair of the Risk Committee for FirstBank Holdings (NYSE: FBK) and is the former Chair, Compensation Committee. Additionally, Dr. Clark was a founding director for Avenue Bank Holdings (NASDAQ: AVNU), when the bank started as a private holding company, pre-IPO and was later acquired and merged with another Nashville community bank. Dr. Clark is currently a trustee for Belmont University (Nashville, TN), Simmons University (Boston, MA), and a trustee for the Ayers Foundation. She has been recognized as one of Nashville's most influential leaders and is the CEO, Girl Scouts of Middle Tennessee. Dr. Clark has a Doctorate of Education from Vanderbilt University and a Bachelor of Science and MBA from the University of Tennessee, Knoxville.

  James J. Russo: Mr. Russo has over 25 years of fixed income experience focused on corporate credit, with the past two decades centered on distressed and restructuring investing.  Most recently, Mr. Russo was a portfolio manager at Brevan Howard.  He has served in various senior roles across Wall Street, including at Citigroup, Barclays, and Point State Capital.  Mr. Russo holds an A.B. from Amherst College and MBA in Finance from NYU Stern School of Business.

Vote Required and Board Recommendation

If a quorum is present, a nominee for director will be elected to the Board if the votes cast "FOR" the nominee's election exceed the votes "WITHHELD" with regard to that nominee's election.

The Board unanimously recommends a vote "FOR" the election of each of the nominees named above.

It is the intention of Management Designees, if named as proxy, to vote "FOR" the Director Election Resolution unless otherwise directed. Management has no reason to believe that any of the Board Nominees will be unable to serve as a director but, if a nominee is for any reason unavailable to serve as a director, proxies in favor of Management Designees will be voted in favor of the remaining nominees and may be voted for a substitute nominee unless the Shareholder has specified in the proxy that the Shareholder's Voting Shares are to be withheld from voting in respect of the Director Election Resolution.

Board Diversity Matrix

The following information is based on voluntary, self-identified characteristics of gender, racial, and LGBTQ+ status of the Company's Board.

Board Diversity Matrix for Alpine Summit Energy Partners, Inc. As of 2/1/2023

Total Number of Directors	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	3	0	1
Part II: Demographic Background
African American or Black	1
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		2
Two or More Races or Ethnicities
LGBTQ+	0
Did Not Disclose Demographic Background	3

Information about Executive Officers

The following sets forth the names, ages, and positions of our current executive officers, except for Mr. Perry, whose biography is set forth above with the Board Nominees.

  Michael McCoy - Mr. McCoy, age 62, is currently the Chief Operating Officer ("COO") of the Company, a position he has held since September 2021, and was previously the COO of Origination from April 2018 until September 2021. Mr. McCoy has 39 years of domestic and international upstream experience as a petroleum engineer with extensive background in drilling, production, completions, and reservoir engineering, and is a recognized expert in hydraulic fracturing. Prior to joining the Company, Mr. McCoy was a founding and managing partner from 2010 until April 2018 of Emergency Site Protection, LLC, a firm which provides consulting and emergency services to energy companies. Before founding Emergency Site Protection, Mr. McCoy was a senior partner at Ely & Associates from 2002 to 2014, and Senior Vice President and COO of South Texas Consolidated Energy. Prior to this, he served as Senior Vice President and COO of Momentum Production, Inc. From 1993 to 2006, Mr. McCoy was a senior petroleum engineer for Maersk Oil. He is an active member in the Society of Petroleum Engineers and is a registered professional engineer in the state of Texas. He is a 1983 graduate of Texas A&M University with a B.S. in Petroleum Engineering.

  Darren Moulds - Mr. Moulds, age 47, is currently the Chief Financial Officer ("CFO") of the Company, a position he has held since September 2021 and was previously the CFO of Origination from May 2021 until September 2021. Mr. Moulds is a senior financial professional with extensive experience in the international oil and gas sector. Mr. Moulds has previously held officer-level positions with multiple junior international oil and gas companies. Mr. Moulds served as CFO for Horizon Petroleum PLC from 2014 to 2016, and PetroPhoenix from May 2016 to February 2021. He also served as interim CFO for Sonoro Energy Limited from May 2014 to May 2017. Mr. Moulds holds a B.A. in Commerce from the University of Saskatchewan.

  Travis Reagan Brown - Mr. Brown, age 47, is currently the Chief Administrative Officer ("CAO") of the Company, a position he has held since September 2021, and was previously CAO of Origination from May 2018 to September 2021. Prior to this, Mr. Brown was Senior Vice President at GoNoodle, where he provided sales, marketing, and operational leadership for the software and digital media platform. He has over 15 years of management and operating experience at Fortune 500, middle market, and early-stage companies. He started his career in the Mergers & Acquisitions Group at Banc of America Securities from August 1998 to June 2003. Mr. Brown holds a BBA in Finance from Southern Methodist University and an M.B.A. from the Darden School at The University of Virginia.

  Chrystie Holmstrom - Ms. Holmstrom, age 46, is currently the Chief Legal Officer ("CLO") of the Company, a position she has held since September 2021, and was previously CLO of Origination from July 2018 until September 2021.  She has also served as the Corporate Secretary of the Company since 2018.  Ms. Holmstrom has over 15 years of corporate legal experience, beginning her career as a corporate attorney at the law firm of Cravath, Swaine & Moore LLP, following which she held various in-house roles at Ziff Brothers Investments, a private family investment company, including serving as General Counsel from April to June of 2018, and as corporate counsel from May 2015 to October 2016. Ms. Holmstrom is a Phi Beta Kappa Graduate of Yale University, has an M.A. from Cambridge University, and a J.D. from Harvard Law School.

  Christopher Nilan - Mr. Nilan, age 39, is currently the Senior Managing Director of Capital Markets, a position he has held since September 2021. Prior to this, Mr. Nilan was a managing director at Equity Group Investments, a private equity fund based in Chicago from 2010 to 2021. Mr. Nilan has a B.S. in Finance from Wake Forest University.

  William P. Wicker - Mr. Wicker, age 41, is currently the Chief Investment Officer ("CIO") of the Company, a position he has held since September 2021, and was previously CIO of Origination from April 2018 until September 2021. Prior to that, Mr. Wicker was a Senior Analyst at Panning Capital specializing in energy from 2014 to 2017. Before that, he worked in Distressed Trading at JPMorgan as a desk analyst from 2011 to 2013. Earlier in his career, Mr. Wicker was an investment banking Analyst at Goldman Sachs in the Financial Institutions Group. Mr. Wicker holds a B.A. in Philosophy from Yale University, an MSC in Sociology from Oxford University, and an M.B.A. from Stanford Graduate School of Business.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, no director, proposed director, or executive officer of the Company has been, at the date hereof or within the last 10 years: (a) a director, chief executive officer, or chief financial officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days, or (ii) was the subject of an event that resulted, after that person ceased to be a director, or chief executive officer, or chief financial officer, in the company being the subject of such an order; or (b) a director or executive of a company that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement, or compromise with creditors or had a receiver, receiver manager, or trustee appointed to hold its assets, with the following exceptions:

On July 25, 2014, while Mr. Nilan was a partner at Equity Group Investments and the Chief Restructuring Officer of WRS Holding Company, WRS Holding Company filed for bankruptcy under Chapter 11 of the Bankruptcy Code in the Florida Middle Bankruptcy District Court.

Mr. Stephen Schaefer is a director of Just Energy Group Inc., which received creditor protection on March 9, 2021, via an Initial Order under the Companies' Creditors Arrangement Act from the Ontario Superior Court of Justice (Commercial List) and received creditor protection under Chapter 15 of the Bankruptcy Code in the United States. In addition, Mr. Schaefer was a director of Green Earth Fuels, LLC, a biodiesel company, when it filed for Chapter 7 bankruptcy under the U.S. Bankruptcy Code with the Texas Southern Bankruptcy Court in 2015. Mr. Schaefer was also a director of Amaizeingly Green Products GP Ltd., an ethanol company, when it was placed into receivership under the Bankruptcy and Insolvency Act pursuant to an order of the Ontario Superior Court of Justice in December 2012.

Proposal 2: Approval of Amendments to the DSU Plan

The Company adopted the DSU Plan in 2021 and the principal features of the DSU Plan are summarized below under the heading "Summary of the DSU Plan."

The DSU Plan is a "fixed" security-based compensation plan that is governed by Policy 4.4 - Security Based Compensation ("Policy 4.4") of the TSX Venture Exchange (the "TSXV"). Pursuant to Policy 4.4 and the terms of the DSU Plan, Shareholders must approve any amendment to the maximum number of Subordinate Voting Shares ("SVS") issuable under the DSU Plan. Accordingly, Shareholders are being asked to approve an amendment to the DSU Plan to increase the maximum number of SVS available for issuance under the DSU Plan from 503,778 to 693,019.  As of March 31, 2023, the closing price of a Subordinate Voting Share on the TSXV was $0.90.

Summary of DSU Plan

The principal features of the DSU Plan are summarized below, which includes amendments that were made to the DSU Plan to comply with Policy 4.4 and approved by the directors (and which do not require shareholder approval).

Purpose

The purpose of the DSU Plan is to strengthen the alignment of interests between the directors and the shareholders of the Company by linking a portion of annual compensation, as determined by the Compensation Committee from time to time, to the future value of the SVS. In addition, the DSU Plan advances the interests of the Company through the motivation, attraction and retention of directors of the Company and its affiliates, it being generally recognized that the DSU Plan aids in attracting, retaining and encouraging director commitment and performance due to the opportunity offered to them to receive compensation in line with the value of the SVS.

Administration of the DSU Plan

Subject to regulatory requirements, the DSU Plan is administered by the Compensation Committee and the Compensation Committee has full discretionary authority to administer the DSU Plan including the authority to interpret and construe any provision of the DSU Plan and to adopt, amend and rescind such rules and regulations for administering the DSU Plan as the Compensation Committee may deem necessary in order to comply with the requirements of the DSU Plan.

Eligibility

Only a person who is a director, or a member of the board of directors of any affiliate of the Company, and who, at the relevant time, is not otherwise an employee or a consultant of the Company or of any affiliate, is eligible to participate in the DSU Plan. There are currently four (4) directors who are eligible to participate in the DSU Plan.  The Compensation Committee shall from time to time determine the eligible directors to whom DSUs shall be granted and the provisions and restrictions with respect to such grant, taking into consideration the present and potential contributions of and the services rendered by the particular director to the success of the Company and any other factors which the Compensation Committee deems appropriate and relevant.

Maximum Number of SVS

The maximum number of DSUs that may be granted under the DSU Plan is 693,019, provided the amendments to the DSU Plan described above are approved (and 503,778 if they are not approved). Additionally, if, and so long as the Company is listed on the TSXV, the maximum number of DSUs that may be granted under the DSU Plan to (i) any one eligible director, together with awards granted under any other share compensation arrangements, within any one year period shall be 5% of the total number of SVS outstanding at the date of grant, (ii) insiders (as a group), together with awards granted under any other share compensation arrangements, at any point in time will not exceed 10% of the total number of SVS at the date of grant (unless the requisite disinterested Shareholder approved has been obtained and which is being sought at the Meeting), (iii) the maximum number of DSUs that may be granted under the DSU Plan to insiders (as a group), together with awards granted under any other share compensation arrangements, within any one year period will not exceed 10% of the total number of SVS at the date of grant (unless the requisite disinterested Shareholder approval has been obtained and which is being sought at the Meeting), and (iv) settlement, which is to be as soon as practicable following the termination date of the eligible director, shall occur before the first anniversary of such termination date. For the purposes of the DSU Plan, references to the number of outstanding SVS include the number of SVS issuable on conversion of all outstanding MVS and PVS.

Grant of DSUs

Unless otherwise determined by the Compensation Committee in accordance with the terms of the DSU Plan, eligible directors will be issued on at least an annual basis that number of DSUs having a value equal to the portion (which may be expressed as a percentage or may equal 100%) of the director's remuneration payable to such director for the fiscal year (the "Entitlement"), as determined by the Board or the Compensation Committee from time to time. More specifically, the number of DSUs to be granted to an eligible director will be determined by dividing the Entitlement by the market value of the SVS on the date of grant. For the purposes of the DSU Plan, "market value" of the SVS is determined, as of a particular date, as the last closing price of the SVS on the TSXV, or any other stock exchange on which the SVS are listed, immediately prior to the date. Notwithstanding any of the foregoing, the Compensation Committee shall have the authority, subject to applicable securities laws and TSXV policies, to make any special grants of DSUs to eligible directors in such numbers, and at any time as the Compensation Committee may deem appropriate, including special DSU grants to new eligible directors appointed from time to time.  No consideration will be received by the Company in exchange for the DSUs, other than services rendered by the recipients of the DSUs.

Subject to the absolute discretion of the Compensation Committee, in the event that a dividend (other than stock dividend) is declared and paid by the Company on SVS, the Compensation Committee may elect to credit each eligible director with additional DSUs. The number of such additional DSUs will be calculated by dividing (i) the total amount of the dividends that would have been paid to the eligible director if the DSUs outstanding in the eligible director's account on the dividend record date had been outstanding SVS (and the eligible director held no other SVS), by (ii) the market value of a SVS on the date on which such dividends were paid by the Company. To the extent the Company does not have a sufficient number of SVS available under the DSU Plan to satisfy its payment obligations in respect of such additional DSUs, the Company shall make payments in cash.

Vesting and Payment of DSUs

The vesting schedule of all DSUs awarded under the DSU Plan is determined by the Compensation Committee, provided that subject to a change of control, so long as the SVS are listed on the TSX Venture Exchange, none of the DSUs shall vest earlier than the first anniversary of the date on which such DSUs were awarded.

As soon as practicable following the date on which the director ceases to be an eligible director (by resignation, death, incapacitation or otherwise), the Company shall (i) issue one previously unissued SVS for each vested outstanding DSU held by such director on the termination date, or (ii) subject to the discretion of the Compensation Committee, an amount in cash equivalent to the number of outstanding DSUs held by such director multiplied by the market value on the termination date.

If there is a change of control of the Company that results in the termination of a director's directorship, all DSUs credited to such director shall immediately vest on the date of such change of control.

If the date on which the Company shall issue SVS to the eligible director occurs during a "blackout period," the Company shall issue or deliver such SVS on or as soon as practicable after the 10th trading day following the end of such period.

General

The Compensation Committee may, at any time, and from time-to-time, and without shareholder approval, amend any provision of the DSU Plan, subject to any regulatory or stock exchange requirement at the time of such amendment, provided that any amendment shall not alter the terms or conditions of any DSU or impair any right of any holder of DSUs pursuant to any DSU grant prior to such amendment. Notwithstanding the foregoing, prior approval of the Shareholders (and disinterested Shareholders, if applicable) will be required for any amendment of the DSU Plan that would require shareholder approval under Policy 4.4.

The Compensation Committee may decide to discontinue granting awards under the DSU Plan at any time, in which case no further DSUs shall be awarded or credited.

Except as required by law, the rights of an eligible director under the DSU Plan cannot be assigned, transferred, sold, encumbered, pledged, mortgaged, or charged. No holder of any DSUs shall have any rights as a Shareholder at any time.

In the event there is any change in the SVS, whether by reason of a stock dividend, stock split, consolidation, subdivision, reclassification or otherwise, an appropriate adjustment shall be made by the Compensation Committee in the number of SVS subject to or underlying any DSUs.

However, if there is an increase in the number of SVS outstanding for any reason other than by reason of a stock dividend, stock split, consolidation, subdivision or reclassification as described above (for example, as a result of a private placement of SVS or the issuance of SVS in connection with the acquisition of an asset) there will be no adjustment to the number of SVS that an eligible director may receive and no adjustment to the number of SVS available under the DSU Plan.

Tax Withholding

The Company or any of its affiliates may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Company or any of its affiliates are required to withhold by any law or regulation of any governmental authority whatsoever.

Interest of Certain Persons in Matters to Be Acted Upon

Each of our current independent directors is eligible to receive awards under the DSU Plan. If the amendments to the DSU Plan are approved, such persons would potentially benefit from being able to receive additional awards under the DSU Plan. The Compensation Committee has the discretion to determine which eligible directors will receive awards under the DSU Plan. As a result, future participation in the DSU Plan by eligible directors is not determinable.

Vote Required and Board Recommendation

Disinterested Shareholder approval is required because the maximum number of SVS issuable under the DSU Plan (which will be amended if Shareholders approve this proposal), when combined with the Company's 2021 Stock and Incentive Plan (the "Equity Incentive Plan"), could result in the total number of SVS that are issuable pursuant to such plans to insiders (as a group) exceeding 10% of the Company's issued and outstanding Voting Shares. Therefore, the votes of our current independent directors will be excluded.

If a quorum is present, the amendments to the DSU Plan will be approved if the votes cast "FOR" this proposal exceed the votes cast "AGAINST" this proposal at the Meeting, not including the votes of our current independent directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If Shareholders do not approve the amendments to the DSU Plan, the maximum number of SVS available for issuance under the DSU Plan will remain 503,778.

The Board unanimously recommends a vote "FOR" the Amended and Restated DSU Plan described above.

It is the intention of the Management Designees, if named as proxy, to vote "FOR" the above-proposed amendments to the DSU Plan.

Proposal 3: Ratification of Independent Registered Public Accounting Firm

The Audit Committee has selected Weaver and Tidwell, LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2023. WT has acted in such capacity since its appointment on December 22, 2021. A representative of WT is expected to be present at the Meeting, will have the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of WT, as the Company's independent registered public accounting firm, is not required by its bylaws or otherwise. However, the Board is submitting the selection of WT to the Shareholders for ratification as a matter of good corporate governance practice. If the Shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its Shareholders.

Fees for Professional Services

The following table shows the aggregate fees billed or expected to be billed to the Company for 2022 and 2021 by WT:

Fees	Fiscal 2022	Fiscal 2021
Audit Fees(1)	$245,000	$127,000
Audit-Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-

Notes:

(1) Audit fees consist of fees for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in our quarterly reports and services that are normally provided by WT in connection with statutory and regulatory filings or engagements, including consent procedures in connection with public filings.

(2) Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under audit fees.

(3) Tax fees consist of fees for professional services rendered for tax compliance and tax advice.

(4) All other fees consist of fees for products and services other than the services reported above.

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval.

All of the services described above were approved by the Audit Committee pursuant to the foregoing pre-approval policy.

Vote Required and Board Recommendation

If a quorum is present, the selection of our independent registered public accounting firm will be ratified if the votes cast "FOR" this proposal exceed the votes cast "AGAINST" this proposal at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board unanimously recommends a vote "FOR" the ratification of the reappointment of Weaver and Tidwell, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

It is the intention of the Management Designees, if named as proxy, to vote "FOR" ratification of the reappointment of WT as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

Prior Independent Accountant

As previously disclosed in the Company's Report of Foreign Private Issuer on Form 6-K filed on December 23, 2021, we employed RSM Alberta, LLP ("RSM"), as our independent auditor from February 16, 2021, until RSM resigned on December 22, 2021. We appointed WT as auditor of the Company effective on December 22, 2021. The resignation of RSM and subsequent appointment of WT was considered and approved by the Board.

RSM's opinion on the financial statements for the fiscal year ended December 31, 2020, did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's 2020 fiscal year, and the subsequent period from January 1, 2021 through December 22, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and RSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RSM's satisfaction, would have caused RSM to make reference thereto in their reports; and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided RSM and WT with a copy of the foregoing disclosures and requested that they furnish the Company with any response or comments they may have.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our audited consolidated financial statements with generally accepted accounting principles. The Audit Committee also evaluates the Company's policies, procedures, and practices with respect to enterprise risk assessment and risk management (including those risks related to information security, cyber security, and data protection), including discussions with management about material risk exposures and steps being taken to monitor, control, and report such risks.

The Audit Committee consists of three directors, each of whom, in the judgment of the Board, is an "independent director" for purposes of the Nasdaq listing standards as they apply to Audit Committee members. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A copy of this charter is available on our website at http://www.alpinesummitenergy.com/regulatory-filings.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. The Audit Committee has discussed and reviewed with our independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the Securities and Exchange Commission. The Audit Committee has met with our independent registered public accounting firm, with and without management present, to discuss the overall scope of its audit, the results of its examinations, and the overall quality of the Company's financial reporting.

The Audit Committee has received from our independent registered public accounting firm a formal written statement describing all relationships between the firm and the Company that might bear on the firm's independence, as required by the applicable requirements of the PCAOB, and has discussed with the firm any relationships that may impact their objectivity and independence and satisfied itself as to the firm's independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report.

Submitted by the Audit Committee Members:

Stephen Schaefer

Agenia Clark

James Russo

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes and explains the Company's policies and practices with respect to the 2022 compensation of its named executive officers (the "Named Executive Officers" or "NEOs").

Analysis of Elements

The executive compensation program consists of three components: (a) base compensation in the form of salary; (b) incentive bonuses in the form of cash payments; and (c) long-term compensation in the form of stock options and RSUs. For the NEOs, the stock option and RSU component is an essential part of their compensation. Neither the Board, nor a committee thereof, considered the implications of the risks associated with the Company's compensation policies and practices.

Base Compensation and Incentive Bonuses

Base compensation for executive officers of the Company is set annually, having regard to the individual's job responsibilities, contribution, experience, and proven or expected performance, as well as market conditions. In setting base compensation levels, consideration is to be given to such factors as level of responsibility, experience and expertise, in addition to the policies of Nasdaq and the TSX Venture Exchange. Subjective factors such as leadership, commitment, and attitude are also to be considered. Incentive bonuses, in the form of cash payments, are designed to add a variable component of compensation based on corporate and individual performance for executive officers.

Stock Options and RSUs

To provide a long-term component to the executive compensation program, executive officers of the Company are eligible to receive stock options and RSUs. The maximization of shareholder value is encouraged by granting stock options and RSUs, since such grants provide an incentive to eligible persons to further the development, growth, and profitability of the Company.

Consideration will be given to granting stock options and RSUs amongst the various organizational levels of management, including directors, executive officers, and certain consultants. The CEO makes recommendations to the Compensation Committee for the CFO and other key employees. These recommendations take into account factors, such as awards made in previous years, the number of stock options and RSUs outstanding per individual, and the level of responsibility. The Board, as a whole, generally upon the recommendation of the Compensation Committee, determines the stock options and RSUs to be issued to the CEO.

Summary Compensation Table

The following table sets forth all compensation paid to or earned by the Named Executive Officers of the Company in the last two fiscal years:

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total Compensation ($)
Craig Perry	2022	500,000	-	-	-	500,000
CEO and Director	2021	254,035	-	1,636,670(3)	3,511,888	5,402,593
Christopher Nilan	2022	350,000	350,000	1,535,940	-	2,235,940
Senior Managing Director	2021	160,192	-	734,250	426,113	1,320,556
Chrystie Holmstrom	2022	350,000	350,000	1,234,525	-	1,934,525
Chief Legal Officer	2021	166,652	206,200	1,233,994(4)	426,113	2,032,959

Notes:

(1) This column reflects the grant date fair value of RSUs granted. See footnote 12 to our audited consolidated financial statements contained in our 2022 Annual Report, for a discussion of all assumptions made by us in determining the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718 values of our equity awards.

(2) This column reflects the grant date fair value of stock options granted. See footnote 12 to our audited consolidated financial statements contained in our 2022 Annual Report, for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values of our equity awards.

(3) Amounts disclosed for Mr. Perry include $1,636,670 of equity awards granted to Mr. Perry by Origination prior to the closing of the combination between Red Pine Petroleum Ltd. and Origination.

(4) Amounts disclosed for Ms. Holmstrom include $686,359 of equity awards granted to Ms. Holmstrom by Origination prior to the closing of the combination between Red Pine Petroleum Ltd. and Origination.

Outstanding Equity Awards Table

The following table sets forth information concerning the option-based and share-based awards granted to the Company's Named Executive Officers that were outstanding as of December 31, 2022:

		Option-based Awards(1)		Share-based Awards(2)
Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market Value of Share or Units That Have Not Vested ($)(3)
Craig Perry (1)	1,621,223	3.56	12/14/2031	-	-
Christopher Nilan (2)	192,550	3.56	12/14/2031	-	-
Chrystie Holmstrom (2)	192,550	3.56	12/14/2031	-	-

Notes:

(1) 1,000,000 of Mr. Perry's stock options vested on the grant date. The remaining 621,223 vest in 33% installments on the three anniversary dates following the grant date, subject to continued employment.

(2) Mr. Nilan's and Ms. Holmstrom's stock options vest in 25% installments on the grant date and the three anniversary dates following the grant date, subject to continued employment.

Employment and Member Services Agreements, Termination, and Change of Control Benefits

The services of each NEO are provided through employment agreements and member services agreements (collectively, "Services Agreements"), which were entered into with Origination. Origination is a majority owned subsidiary of Alpine Summit Energy Investors, Inc. ("ASEI"), and ASEI is a wholly-owned subsidiary of the Company. Origination entered into the Services Agreements with Mr. Perry and Mr. Nilan on May 7, 2022, and with Ms. Holmstrom on September 7, 2021.  For purposes of the descriptions below, references to the "Company" are also deemed to refer to Origination.

Pursuant to the terms of the Services Agreements, each NEO is entitled to an annual base salary (or compensation) and is eligible to receive a discretionary bonus subject to the achievement of individual and corporate performance goals determined by the Board. The annual base compensation is $500,000 for Mr. Perry as CEO of the Company, $350,000 for Mr. Nilan as Senior Managing Director of Capital Markets of the Company, and $350,000 for Ms. Holmstrom as CLO of the Company. Each of the NEOs is also entitled to reimbursement for all reasonable and necessary out-of-pocket business expenses.

Each of the Services Agreements is for an initial term of three years and automatically extended for one additional year thereafter, and on each anniversary thereafter, unless otherwise terminated by the Company or the NEO on 90 days' written notice prior to the commencement of each renewal term (the "Non-Renewal Notice").

Pursuant to each of the Services Agreements, if the NEO's employment (or services) is terminated by the Company without cause (in which case a 60 days' written notice will be required), by the NEO for good reason, or on account of a Non-Renewal Notice by the Company, the NEO will be entitled to receive payment of (i) his or her base salary (or compensation) in effect immediately prior to the date of termination for a period of 12 months following the date of termination, (ii) any accrued but unpaid base salary (or compensation) accrued through the date of termination, (iii) any accrued but unpaid annual bonus for the year ending immediately prior to the calendar year of termination, in addition to any other accrued amounts or benefits due pursuant to the Company's benefit plans (other than a severance plan or program) as of the date of termination, and (iv) for those NEOs who are employees, an amount that is equal to the full premium amount for coverage under the Company's group health plans at the coverage levels in effect immediately prior to the officer's termination for a period of 12 months following the date of termination or such shorter period as the officer remains eligible to continue coverage under COBRA. If the NEO's employment (or service) is terminated by the Company for cause, by the NEO without good reason (in which case a 60 days' written notice is required), or on account of a Non-Renewal Notice by the officer, the NEO will be entitled to receive payment of any accrued but unpaid (a) base salary (or compensation) accrued through the date of termination and (b) annual bonus for the for the year ending immediately prior to the calendar year of termination, in addition to any other accrued amounts or benefits due pursuant to the Company's benefit plans (other than a severance plan or program) as of the date of termination.

Pursuant to the terms of the Services Agreements, all NEOs are eligible to participate in any benefit plans or programs offered to employees or those that provide services to the Company, in each case that may be established by the Company from time-to-time.

Termination and Change of Control Benefits

Other than as described herein, the Company does not have any contract, agreement, plan, or arrangement that provides for payments to a NEO at, following, or in connection with, termination (whether voluntary, involuntary, or constructive), resignation, retirement, a change of control of the Company, or a change in a NEO's responsibilities.

Director Compensation

As compensation for their service, each non-employee director receives an annual grant of DSUs under our DSU Plan. These annual awards are generally granted after the annual general meeting of Shareholders each year, if the director continues to be a member of the Board. For 2022, non-employee directors who served on the Board received an award of DSUs having a fair value at the time of grant equal to approximately $100,000, plus $10,000 for each committee, subject to one-year vesting. Non-employee directors who join the Board, other than in connection with an annual general meeting of Shareholders, generally receive these awards on a pro-rata basis.

Fiscal 2022 Compensation Schedule

The equity grants for the Board in 2022 were based on the following schedule:

Equity Grants	Total ($)
All Non-Employee Directors	509,991
Equity Grants for Committees
Chairman	_
Audit Committee Chair	9,999
Compensation Committee Chair	9,999
Corporate Governance and Nominating Chair	9,999
Operations and Reserves Committee Chair	9,999
Audit Committee Members	19,999
Compensation Committee Members	19,999
Corporate Governance and Nominating Committee Members	19,999
Operations and Reserves Committee Members	9,999

The following table sets forth all compensation paid to, or earned by, each non-employee director of the Company during the fiscal year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)	DSU Awards ($)(1)(2)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total Compensation
Agenia Clark	-	$129,996	-	-	-	$7,079	$137,075.00
Porter Collins	-	$109,998	-	-	-	$6,489	$116,486.50
Stephen Schaefer	-	$140,001	-	-	-	$7,669	$147,670.00
Darren Tangen(4)	-	$129,996	-	-	-	$7,669	$137,665.00

Notes:

(1) The amounts in this column represent the value of DSU awards made to the directors for the year ended December 31, 2022, and are consistent with the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. See footnote 12 to our audited consolidated financial statements contained in our 2022 Annual Report, for a discussion of all assumptions made in determining the FASB ASC Topic 718 values of our equity awards.

(2) The aggregate number of DSUs outstanding for each director at fiscal year-end was as follows:

	Vested	Unvested	Total
Agenia Clark	36,517	22,608	59,125
Porter Collins	30,899	19,130	50,029
Stephen Schaefer	36,517	24,348	60,865
Darren Tangen	33,708	22,608	56,316

(3) The aggregate number of options outstanding for each director at fiscal year-end was as follows:

	Vested	Unvested	Total
Agenia Clark	-	-	-
Porter Collins	-	-	-
Stephen Schaefer	-	-	-
Darren Tangen	96,276	96,274	192,550

(4) Mr. Tangen resigned from the Board and its Compensation, Audit and Operations and Reserves Committees, effective March 2, 2023.

(5) The directors received a cash payment equivalent to the dividend they would have received had the vested DSUs been settled as Class A SVS.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2022, Craig Perry, Darren Tangen, Stephen Schaefer, and Agenia Clark served as members of the Compensation Committee.

None of the Company's executive officers served as members of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director of the Company or on the Compensation Committee, during fiscal year 2022. None of the Company's executive officers served as a director of another entity, one of whose executive officers served on the Compensation Committee, during fiscal 2022.

Compensation Governance

The Board has formed the Compensation Committee to assist the Board with the annual review of its directors' and executive officers' compensation. The Compensation Committee will determine compensation for directors and executive officers, taking into account the Company's financial position.

The CEO provides a performance assessment and compensation recommendation of the other executive officers to the Compensation Committee.  The Compensation Committee generally considers this feedback when it evaluates and approves each of the other executive officer's compensation, including the executive's achievement of objectives, contributions to financial performance, and leadership accomplishments.

Insider Trading Policy

The Company's directors, executive officers, and certain other employees are subject to the Company's Insider Trading Policy, which prohibits trading in the Company's securities while in possession of material, undisclosed information about the Company. Under this policy, such individuals are also prohibited from disclosing inside information pursuant to the Insider Trading Policy. Furthermore, such individuals, including the NEOs, are only permitted to trade in the Company's securities during prescribed trading windows.

Restrictions on Hedging

Under the Company's Insider Trading Policy, directors, executive officers, and certain other employees are prohibited from entering into speculative transactions involving the Company's securities, including the purchase or sale of such securities with the intention of reselling or buying back such securities in a relatively short period of time, with the expectation of a rise or fall in the market price of such securities. The directors, executive officers, and employees of the Company are prohibited from buying or selling a call or put option in respect of securities of the Company, or any of its affiliates, and from purchasing financial instruments that are designed to hedge or offset a decrease in market value of securities of the Company granted to such individuals as compensation or that such individuals hold.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's securities as of March 31, 2023, for (i) each nominee and each member of the Board of Directors, (ii) each Named Executive Officer (as defined above), (iii) each person known to the Company to be the beneficial owner of more than 5% of any class of voting securities, and (iv) the members of the Board and executive officers of the Company, as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Information with respect to beneficial owners of more than 5% of the Company's securities is based on completed questionnaires and related information provided by such beneficial owners as of March 31, 2023. Except as indicated, all shares of the Company's securities will be owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power.

	Subordinate Voting Shares		Multiple Voting Shares		Proportionate Voting Shares
Name of Beneficial Owner	Number Beneficially Owned	% of Total SVS	Number Beneficially Owned	% of Total MVS	Number Beneficially Owned	% of Total PVS
Craig Perry (1)	2,117,887(1)	6.0447%	-	-	15,947.29	100.00%
Christopher Nilan	580,246	1.7103%	-	-	-	-
Chrystie Holmstrom	646,522	1.9057%	-	-	-	-
Agenia Clark	59,125	0.1745%	-	-	-	-
Porter Collins	1,012,381	2.9881%	-	-	-	-
Stephen Schaefer	1,141,101	3.3670%	-	-	-	-
James Russo	260,289	0.7694%	-	-	-	-
Directors and executive officers as a group	8,647,068(2)	24.2161%	-	-	15,947.29	100%
Other Beneficial Ownership:
Terrence & Nicola Mullen Foundation 100 Park Avenue 31st Floor New York, NY 10017	3,157,521	9.3334%	-	-	-	-
Jonathan Auerbach c/o Hound Partners 101 Park Avenue 48th Floor New York, NY 10178	2,899,622	8.5711%	-	-	-	-

Notes:

(1) 750,000 of the SVS beneficially owned by Craig Perry are owned by the Vila Monte Irrevocable Trust.

(2) Includes SVS that have been pledged as collateral for a line of credit as follows:

Michael McCoy	375,000
Travis Reagan Brown	500,000
Total	875,000

SECURITY-BASED COMPENSATION PLANS

The Company has a long-term Equity Incentive Plan and DSU Plan (collectively, the "Equity Compensation Plans") in place. The objective of the Equity Compensation Plans is to permit the directors, executive officers, employees, and consultants to participate in the growth and development of the Company through the grant of incentive share awards.

Equity Compensation Plan Information

The following table sets forth the number of SVS to be issued upon exercise of outstanding convertible securities, the average exercise price of such outstanding convertible securities, and the number of SVS remaining available for future issuance under Equity Compensation Plans as of December 31, 2022.

Plan Category	Number of SVS to be issued upon exercise of outstanding securities(1)	Weighted- average exercise price of outstanding securities(2)	Number of SVS remaining available for future issuance under Equity Compensation Plans (excluding securities reflected in the first column) (3)
Equity Compensation Plans approved by Shareholders	3,143,123	$3.56	1,549,517
Equity Compensation Plans not approved by Shareholders	Nil.	Nil.	Nil.
Total	3,143,123	$3.56	1,549,517 (3)

Notes:

(1) Consists of (i) 82,500 SVS that may be issued upon the vesting of RSUs, (ii) 2,834,288 SVS that may be issued upon the exercise of Options, and (iii) 226,335 SVS that may be issued upon the vesting and settlement of DSUs.

(2) Represents the weighted-average exercise price of Options to purchase 2,834,288 SVS. This weighted average does not take into account SVS that may be issued upon the vesting of DSUs or RSUs.

(3) Consists of the number of SVS remaining available for future issuance under the Equity Incentive Plans, but does not include the number of shares requested under Proposal 3 of this Proxy Statement.

CORPORATE GOVERNANCE

The Board is committed to the highest standards of integrity, fiduciary duty, and corporate governance. The Board and management consider good corporate governance to be central to the effective and efficient operation of the Company. Listed below is a brief discussion of the Company's approach to corporate governance and its Board policies and procedures.

Board of Directors

The Board's principal duties and responsibilities are described in the Company's Mandate of the Board of Directors.  Certain aspects of the composition and organization of the Board are prescribed and/or governed by the Business Corporations Act (British Columbia) (the "BCBA") and the constating documents of the Company.

Director Independence

The independence of our directors is determined under SEC rules and Nasdaq listing standards. For a director to be deemed independent, the Board must determine that such director does not have a relationship which would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director.

Director	Independence
Craig Perry	Not independent, as he is the CEO of the Company.
Agenia Clark	Independent
Porter Collins	Independent
Stephen Schaefer	Independent
Darren Tangen(1)	Independent
James Russo	Independent

Note:

(1) Mr. Tangen resigned from the Board and its Compensation, Audit and Operations and Reserves Committees, effective March 2, 2023.

Executive Sessions

The independent directors meet for executive sessions, without non-independent directors and management, at the end of each regular Board meeting (unless they waive such requirement).

Attendance

The Board held three (3) meetings during 2022. Each of the Board's standing committees held the number of meetings indicated under its information below. During 2022, each of the directors attended at least 75% of the total number of meetings of the Board and the committees of the Board on which such director served during that period, with the exception of Ms. Clark, who attended two of three Board meetings and two of four Audit Committee meetings. Ms. Clark was unable to attend the May 2022 Audit Committee meeting and the November 2022 Board and Audit Committee meetings due to scheduling conflicts.

The attendance record of each director for all Board meetings held during the Company's most recently completed financial year is set out below:

Director	Board Meetings Attended	Audit Committee Meetings Attended	Compensation Committee Meetings Attended	Reserves Committee

Craig Perry	3/3	-	2/2	-
Darren Tangen(1)	3/3	4/4	2/2	1/1
Stephen Schaefer	3/3	4/4	2/2	1/1
Porter Collins	3/3	-	-	-
Agenia Clark	2/3	2/4	2/2	-

Note:

(1) Mr. Tangen resigned from the Board and its Compensation, Audit and Operations and Reserves Committees, effective March 2, 2023.

Directors are not required, but are expected to make every effort, to attend the Annual General Meeting of Shareholders. All directors attended the 2022 annual general meeting of Shareholders, with the exception of Ms. Clark due to a scheduling conflict.

Board Leadership

The Board believes that one of its most important functions is to protect the Shareholders' interests through independent oversight of management, including the CEO. However, the Board does not believe that effective management oversight necessarily mandates a particular management structure, such as a separation of the role and identities of the Chair of the Board and CEO. The Board considers it important to retain flexibility to exercise its judgment as to the most appropriate management structure for the Company, based on the circumstances facing the Company from time-to-time.

Currently, the positions of Chair of the Board and CEO are held by the same person because the Board determined that this structure aids in the oversight of management and was in the best interests of the Company and the Shareholders at this point in time.

Ethical Business Conduct

The Company has adopted a Code of Ethics, a copy of which can be found on the Company's website at https://www.alpinesummitenergy.com/about-us.

All Board members, executive officers, employees, consultants, contractors, and agents of the Company (collectively, "Representatives") are committed to maintaining the highest standards of integrity and ethical business conduct in the management of the Company and their interaction with all key shareholders.  These standards can only be achieved by the Company adhering to the values and principles of conduct.  The Company expects all Representatives to conduct themselves in an ethical and law-abiding manner, in all areas, including but not limited to conflicts of interest and the protection and proper use of corporate assets, information, and opportunities.

Conflicts of Interest

Representatives shall act honestly and in good faith in discharging their duties with a view to the best interests of the Company. Representatives are expected to put the interests of the Company before their own. Representatives shall avoid situations involving a conflict, or potential conflict, between their personal, family, or business interests, and the interests of the Company.

Pursuant to the Business Corporations Act (British Columbia), any executive officer or director of the Company with a conflict of interest must disclose the nature and extent of such conflict to the Board and recuse themselves from a matter that materially conflicts with that individual's duty as a director or executive officer of the Company. If a Representative is faced with a conflict, they shall promptly disclose such conflict, or potential conflict, to the Corporate Secretary.

Protection and Proper Use of Corporate Assets, Information, and Opportunities

All Representatives shall deal with the Company's assets, including all data, information (confidential or otherwise), records, products, material, facilities, inventory, "know-how", trade secrets, trademarks, copyrights and other intellectual property, and equipment, with the strictest integrity and with due regard to the interests of the Company. Similarly, Representatives must not disclose commercially confidential or otherwise sensitive information. The Company's assets may not to be used for personal gain or benefit. In addition, all Representatives must act in a manner to protect such assets from loss, damage, misuse, theft, misappropriation, disparagement and waste, and ensure that such assets are used only for legitimate business purposes.

Information is one of the Company's key assets. It is the Company's policy to ensure that its proprietary and confidential information, including proprietary and confidential information that has been entrusted to the Company by others ("Confidential Information"), is adequately safeguarded. All Representatives are responsible for protecting Confidential Information, including information about the Company's business, assets, opportunities, suppliers and competitors, from unauthorized advertent or inadvertent disclosure.

Compliance with Laws, Rules, and Regulations

All Representatives shall comply with the laws, rules, and regulations of the jurisdictions where they carry out their duties and all jurisdictions where the Company conducts its business activities. All Representatives shall comply with the Code of Ethics and all Company policies that apply to them, including, without limitation, the Code of Ethics, Insider Trading Policy, Disclosure Policy, and Whistleblower procedures.

Compliance with and Violations of the Code

The CLO is responsible for reviewing and evaluating the Code of Ethics at least annually and will recommend any necessary or appropriate changes to the Board for consideration.

Director Term Limits and Other Mechanisms of Board Renewal

The Company does not have a retirement policy and does not discriminate based on age. The Company considers it to be an integral role of the Board and the Corporate Governance and Nominating Committee to assess director engagement and fitness to be a director of the Company.

Similarly, the Board has not adopted a term limit for Directors or established a formal process for the renewal of Board membership. The Board is of the view that the imposition of arbitrary director term limits may diminish the benefits derived from continuity amongst members and their familiarity with the Company and the industry in which it operates and could unnecessarily expose the Company to losing experienced and valuable talent. The Board's renewal process is built around the concept of performance management. To that end, the Board relies on assessment procedures, and the role of the Corporate Governance and Nominating Committee, to ensure the quality and expertise of its Board.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE INFORMATION

The Corporate Governance and Nominating Committee Charter

The Corporate Governance and Nominating Committee is governed by a Charter, a copy of which can be found on the Company's website at https://www.alpinesummitenergy.com/regulatory-filings.

Composition of the Corporate Governance and Nominating Committee

As of the date of this Proxy Statement, the members of the Corporate Governance and Nominating Committee are:

Director	Independence
Agenia Clark	Independent
Porter Collins (Chair)	Independent
Stephen Schaefer	Independent

The Corporate Governance and Nominating Committee did not meet during 2022.

Responsibilities

  considering, or presenting to the Board for consideration, any transaction involving the Company and any "related party" as that term is defined under applicable laws;

  monitoring any related party transaction and reporting to the Board on a regular basis regarding the status of any related party transaction;

  implementing structures, or monitoring the appropriateness of the structures implemented, to ensure that the Board can function independently of the executive officers of the Company;

  responding to, and if appropriate, authorizing requests by, individual directors to engage independent counsel or other experts or advisors at the expense of the Company;

  annually assessing the effectiveness of the Board as a whole, its committees, and individual directors;

  identifying and recommending to the Company and the Board, from time-to-time, proposed nominees to be directors of the Company; and

  reviewing the committees of the Board and their mandates and making such recommendations thereon to the Board as considered advisable.

Nomination of Directors

The Corporate Governance and Nominating Committee considers recommendations for nominees from directors, executive officers, employees, Shareholders, and others based upon each candidate's qualifications, including whether a candidate possesses the specific qualities and skills desirable in members of the Board. Nominees for the Board are expected to:

  be committed to enhancing long-term shareholder value;

  possess a high level of personal and professional ethics, sound business judgment, appropriate experience and achievements, personal character, and integrity;

  understand the business and the industry in which we operate;

  regularly attend meetings of the Board and committees;

  participate in meetings and decision-making processes in an objective and constructive manner; and

  be available to advise the executive officers and management.

Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, the Corporate Governance and Nominating Committee recommends the candidate to the Board. The Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

The Corporate Governance and Nominating Committee considers individuals based on their integrity, experience, achievements, judgment, personal character, and capacity to make independent analytical inquiries, ability, and willingness to devote adequate time to director duties, and likelihood that they will be able to serve as a director for a sustained period. While the Company does not have a formal policy regarding the consideration of diversity in identifying nominees for directors, we value the benefits that a diversity of business experience, geography, age, gender identity, race, and ethnicity can bring to the Board. We believe diversity on the Board promotes the inclusion of different perspectives and ideas and ensures that the Company has the opportunity to leverage all available talent and makes prudent business sense.

The Corporate Governance and Nominating Committee will consider director candidates recommended by Shareholders on the same basis as other candidates, including the general criteria outlined above. Given its current capital structure, the Committee does not have a policy regarding director candidates recommended by Shareholders. Shareholders who wish to nominate an individual to become a nominee for election to the Board at an annual general meeting of Shareholders must provide a notice in accordance with the process outlined in the "Shareholder Proposals" section of this Proxy Statement and in compliance with our Articles.  The Board Nominees recommended for election at the Meeting under the heading "Proposal 1: Election of Directors" were all recommended to the Board by the Corporate Governance and Nominating Committee, and such recommendations were formally approved by our Board.

Board Assessments

The Board has not implemented a formal process for assessing its effectiveness. As a result of the Company's size and stage of development, the Board considers a formal assessment process to be inappropriate at this time. The Board plans to continue evaluating its own effectiveness on an ad hoc basis.  The Board does not formally assess the performance or contribution of individual Board members or committee members.

The Corporate Governance and Nominating Committee is responsible for monitoring the effectiveness of the Board and the performance of the directors. The Corporate Governance and Nominating Committee assesses the operation of the Board and the committees, the adequacy of information given to directors, communication between the Board and management, and the strategic direction and processes of the Board and committees. The Corporate Governance and Nominating Committee recommends changes to enhance the performance of the Board accordingly.

Orientation and Continuing Education

The Corporate Governance and Nominating Committee provides all new directors with orientation to, among other things, fully understand the role of the Board and its committees, the contribution individual directors are expected to make, and the nature and operation of the Company's business.

COMPENSATION COMMITTEE INFORMATION

The Compensation Committee Charter

The Compensation Committee is governed by a Charter, a copy of which can be found on the Company's website at https://www.alpinesummitenergy.com/regulatory-filings. For information regarding the Company's Compensation Committee, including the process by which the Compensation Committee determines compensation for the Company's Board and executive officers, the composition of the Compensation Committee and the powers, operation, and responsibilities of the Compensation Committee, please see under the heading "Executive Compensation - Compensation Governance."

Composition of the Compensation Committee

As of the date of this Proxy Statement, the members of the Compensation Committee are:

Director	Independence
Craig Perry	Not Independent
Agenia Clark	Independent
Stephen Schaefer (Chair)	Independent
James Russo	Independent

The Compensation Committee met two (2) times during 2022.

Responsibilities

Key responsibilities of the Compensation Committee include:

  reviewing and making recommendations to the Board with respect to the compensation policies and practices of the Company;

  annually reviewing and recommending to the Board for approval the remuneration of the executive officers of the Company;

  reviewing the goals and objectives of the Company's executive officers for the next financial year of the Company, and providing an appraisal of the performance of the executive officers following the completion of each financial year;

  meeting with the CEO, on at least an annual basis, to discuss goals and objectives for the other executive officers, their compensation, and performance;

  reviewing and making a recommendation to the Board on the hiring or termination of any executive officer, on any special employment contract containing or including any retiring allowance, or on any agreement to take effect, or provide for the payment of benefits, in the event of a termination or change of control of the Company, affecting an executive officer, or any other employee of the Company, or any amendment to any such contract or agreement; and

  making, on an annual basis, a recommendation to the Board as to any bonuses or awards to be made to the five highest paid executive officers or such lesser number of executive officers as exist at the time, including under any compensation plan or employment contract of such executive officer.

AUDIT COMMITTEE INFORMATION

The Audit Committee Charter

The Audit Committee is governed by a Charter, a copy of which may be obtained on the Company's website at https://www.alpinesummitenergy.com/regulatory-filings.

Composition of the Audit Committee

As of the date of this Proxy Statement, the members of the Audit Committee are:

Director	Independence	Financial Literacy
Stephen Schaefer (Chair)	Independent	Financially literate
Agenia Clark	Independent	Financially literate
James Russo	Independent	Financially literate

The Audit Committee met four (4) times during 2022.

Responsibilities

Key responsibilities of the Audit Committee include:

  reviewing the interim and annual audited consolidated financial statements and related management's discussion and analysis before the Company publicly discloses such statements, and determining whether the Company's financial disclosures are complete, accurate, prepared in accordance with appropriate standards, and fairly present the financial position of the Company;

  reviewing press releases, disclosures, and other announcements to be made by the Company containing financial information of the Company;

  reviewing and assessing the adequacy and effectiveness of the Company's systems of internal control and management information systems;

  reviewing and overseeing on an ongoing basis (i) all material transactions and material contracts entered into between (A) the Company or any subsidiary of the Company, and (B) any subsidiary, director, executive officer, insider, or related party of the Company, other than transactions in the ordinary course of business; (ii) potential conflicts of interest; and (iii) all "related party transactions" (as such term or similar term is defined under all applicable laws) for potential conflicts of interest;

  conferring with management and the external auditors about significant risks or exposures, both internal and external, to which the Company may be subject, and assessing the steps management has taken to minimize such risks, as well as reviewing any post-audit or management letter containing recommendations regarding any identified weaknesses;

  monitoring compliance with any code of corporate conduct adopted by the Board; and

  the selection, appointment, compensation, retention, and oversight of the external independent auditors, as well as managing and assessing the relationship between management and the external independent auditors.

Relevant Education and Experience

The Board believes that the composition of the Audit Committee reflects financial literacy and expertise. Currently, all members of the Audit Committee have been determined by the Board to be "independent," as that term is defined under the relevant Nasdaq listing standards and applicable SEC rules.  All members of the Audit Committee have been determined to be "financially sophisticated," as such term is defined under Nasdaq listing standards, and two (2) have been identified as "audit committee financial experts," as such term is defined under Item 407-d(5) of Regulation S-K of the Exchange Act. The Board has made these determinations based on the education, as well as breadth and depth of experience, of each member of the Audit Committee.

Related Party Transaction Policy

The Board of the Company has not adopted a written related party transactions policy but addresses such transactions pursuant to its written Code of Ethics. Under the Code of Ethics, Company personnel are expected to make immediate disclosure of situations that might create a conflict of interest, or the perception of a conflict of interest, which includes transactions involving entities with which such personnel are associated. The Board recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Such transactions, after full disclosure of the material terms to the Board, must be approved by the members of the Board, who are not parties to the specific transaction, to determine that they are just and reasonable to the Company at the time of such approval, with those members of the Board (if any) who have an interest in the transaction abstaining. Such procedures are consistent with the terms of British Columbia corporate law.

TRANSACTIONS WITH RELATED PERSONS

Other than as set forth below, in the last two completed fiscal years there have been no, and there currently are no, proposed transactions in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of our average total assets, and in which any related person had or will have a direct or indirect material interest:

Development Partnership 2

In July 2021, The Darren and Nicole Tangen Living Trust (the "Trust"), participated in the second Development Partnership ("DP2") that was sponsored by a subsidiary of the Company. DP2 partially funded the drilling and development of five wells. DP2 was closed in January 2022 and the Trust elected to exchange its DP2 Units valued at $199,480.02 for 34,989 Class B non-voting units of Origination (which are exchangeable on a one-for-one basis for Subordinate Voting Shares of the Company).

Management Services Agreement

On December 22, 2020, Origination entered into a Management Services Agreement (the "MSA") with an entity related by virtue of common equity holders, directors and executive officers. Under this MSA, the related entity provided management, finance, operations, and administrative services. The MSA had an initial period of 11 years with a 90-day cancellation notice. Origination was obligated to pay for these services on a quarterly basis amounting to the lesser of: (i) $2.00 per produced barrel of oil equivalent (converting natural gas to BOE equivalent of 6:1), and (ii) 0.375% of measured assets as defined in the credit agreement. During the year ended December 31, 2021, Origination and the Company incurred and paid fees of $287,126, recognized as general and administrative expenses. In the second quarter of 2021, the MSA was effectively terminated, by assigning the MSA to one of Origination's subsidiaries. Therefore, no fees were incurred in connection with the MSA in the year ended December 31, 2022.

As part of terminating the MSA, Origination entered into a new Letter Agreement (the "Letter Agreement") in the second quarter of 2021, with the same related entity by virtue of common equity holders, directors, and executive officers. The Letter Agreement requires Origination to hire its own employees, obtain its own office lease, and assume certain management obligations. In exchange, Origination is paid an annual fee of $1,000,000 on a quarterly basis. During the third quarter of 2022, the Letter Agreement was terminated by Origination. During the year ended December 31, 2022, Origination received $916,667 in connection with the Letter Agreement (year ended December 31, 2021 - $416,666), which is included in other income in the consolidated statements of operations.

Related Party Balances

As of December 31, 2022, the accounts payable included $143,572 (at December 31, 2021 - accounts payable of $120,501) due from an entity related by virtue of common equity holders, executive officers and directors under normal credit terms.

SHAREHOLDER PROPOSALS

In order to be included in the Company's Meeting Materials for our 2024 annual general meeting of Shareholders (the "2024 Meeting"), proposals of Shareholders must be received by the Corporate Secretary at our executive offices at 3322 West End Ave., Suite 450, Nashville, TN 37203, by no later than December 16, 2023, which is 120 calendar days prior to the first anniversary of the mailing date of this Proxy Statement. Proposals to be included in our Proxy Statement must comply with the requirements established by the United States Securities and Exchange Commission for such proposals, which are set forth in Rule 14a-8 under the Exchange Act.

Shareholders wishing to submit a proposal (including a Board nominee) for consideration at the 2024 Meeting, but that will not be included in the Company's Meeting Materials, must do so in accordance with the terms of the advance notice provisions in the Articles. These advance notice provisions require that, among other things, the Shareholder give written notice to the Corporate Secretary not later than:

(i) in the case of an annual general meeting of Shareholders, 5:00 p.m. (Pacific Daylight Time) on the 30th day before the date of the meeting, provided the date of the meeting has been publicly disclosed at least 30 days before the date of such meeting if notice-and-access is being used (and at least 50 days before the date of such meeting if it is not), and otherwise not later than the close of business on the 10th day following the date that the meeting date was first publicly disclosed; or

(ii) in the case of a special meeting of Shareholders (that is not also an annual general meeting) which is called for any purpose which includes the election of directors, not later than the close of business on the 15th day following the date that the meeting date was first publicly disclosed. Notices must be received by the Corporate Secretary at our executive offices at 3322 West End Ave., Suite 450, Nashville, TN 37203.

Any notice of a director nomination must include the following information for each proposed Board nominee (as applicable): (i) their name, age, business and residential address; (ii) their current principal occupation/business or employment, and for the last five years; (iii) the number of securities of each class of the Company or any of its subsidiaries that are beneficially owned, or controlled or directed, directly or indirectly, as of the date of such notice (and the record date of the meeting, if announced); (iv) full particulars of any relationships, agreements, arrangements or understandings (including financial, compensation or indemnity related) between them and the Shareholder nominating them, or any affiliates or associates of, or any person or entity acting jointly or in concert with, them or the Shareholder nominating them; (v) any other information that would be required to be disclosed in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the BCBCA or applicable securities law; and (vi) a written consent to being named as nominee and certifying that they are not disqualified from acting as director under the provisions of Section 124(2) of the BCBCA. The notice must also include, for each Shareholder giving such notice: (i) their name, business and residential address; (ii) the number of securities of each class of the Company or any of its subsidiaries that are beneficially owned, or controlled or directed, directly or indirectly, by the Shareholder or any other person with whom the Shareholder is acting jointly or in concert with respect to the Company or any of its securities, as of the date of such notice (and the record date of the meeting, if announced); (iii) their interests in, or rights or obligations associated with, any agreement, arrangement or understanding, the purpose or effect of which is to alter, directly or indirectly, the person's economic interest in a security of the Company or the person's economic exposure to the Company; (iv) any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the Shareholder or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Shareholder and any proposed Board nominee; (v) full particulars of any proxy, contract, relationship arrangement, agreement or understanding pursuant to which such person, or any of its affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the Board; (vi) a representation as to whether or not such person intends to deliver a proxy circular and/or form of proxy to any Shareholder in connection with such nomination or otherwise solicit proxies or votes from Shareholders in support of such nomination; and (vii) any other information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the BCBCA or as required by applicable securities law.

To comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of Board nominees, other than the Company's nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 26, 2024.

OTHER BUSINESS

Management of the Company is not aware of any other business to come before the Meeting, other than as set forth in the Notice. If any other business properly comes before the Meeting, it is the intention of the persons named in the form of proxy to vote the Voting Shares represented thereby in accordance with their best judgment on such matter.

Contact with the Board of Directors

Shareholders may communicate with members of the Board by transmitting correspondence by mail or email, addressed as follows:

Alpine Summit Energy Partners, Inc.

Attn: Corporate Secretary

3322 West End Ave., Suite 450

Nashville, TN 37203

Email: legal@alpsummit.com

The Corporate Secretary will, as the Corporate Secretary deems appropriate, forward communication to the Board or to any individual director, directors, or committee(s) of the Board to whom the communication is directed.

Additional Information

Additional information related to the Company is available on EDGAR at www.sec.gov and SEDAR at www.sedar.com or on the Company's website at www.alpinesummitenergy.com.  Financial information is provided in the audited consolidated financial statements and the Company's 2022 Annual Report filed with the SEC and SEDAR. Shareholders may also contact Investor Relations of the Company by phone at 615.475.8320, or by e-mail at ir@alpsummit.com, to request a copy of this Proxy Statement. Upon written request by a Shareholder, we will mail, without charge, a copy of our 2022 Annual Report, including the audited and consolidated financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to:

Alpine Summit Energy Partners, Inc.,

Attn: Investor Relations

3322 West End Ave., Suite 450

Nashville, TN 37203

Forward-Looking Statements

This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We use words such as "anticipates," "believes," "estimates," "may," "intends," "expects," and similar expressions to identify forward-looking statements. All forward-looking statements are inherently uncertain as they are based on our current expectations and assumptions concerning future events and may be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including the risks, uncertainties and assumptions described in the "Risk Factors," "Quantitative and Qualitative Disclosures About Market Risk," and "Management's Discussion and Analysis" sections of our periodic reports on Form 10-K and Form 10-Q. Any or all of our forward-looking statements in this Proxy Statement may turn out to be inaccurate. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Proxy Statement may not occur as contemplated, and our actual results could differ materially from those anticipated or implied by the forward-looking statements. All forward-looking statements in this Proxy Statement are made as of the date hereof, based on information available to us as of the date hereof, and we assume no obligation to update any forward-looking statement.

This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

ALPINE SUMMIT
ENERGY PARTNERS

Alpine Summit Energy Partners, Inc.

ODYSSEY

Form of Proxy – Annual General Meeting to be held on May 25, 2023

Trader's Bank Building
702, 67 Yonge St.
Toronto, ON M5E 1J8

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Alpine Summit Energy Partners, Inc.** (the "**Company**") hereby appoint Darren Moulds or failing this person, Toni O'Donnell, (the "**Management Nominees**")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Shareholders of the Company to be held at Suite 3810, Bankers Hall West, 888 3rd Street SW, Calgary, Alberta at 09:00 am (Mountain Time), or at any adjournment thereof.

1. Election of Directors.

	For	Withhold
a. Craig Perry	☐	☐
b. Stephen Schaefer	☐	☐
c. Porter Collins	☐	☐
d. Agenia Clark	☐	☐
e. James Russo	☐	☐

	For	Against	Abstain
2. Deferred Share Unit Plan. To approve amendments to the Company's Deferred Share Unit Plan.	☐	☐	☐
3. Ratification of Independent Registered Public Accounting Firm. To ratify the reappointment of Weaver & Tidwell, LLP, as the independent registered public accounting firm of the Company.	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this proxy will be voted as recommended by Management.**

Signature(s):

____

____

Date

/ /
MM / DD / YY

This form of proxy is solicited by and on behalf of Management.

Proxies must be received by 09:00 am (Mountain Time) on May 23, 2023.

Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Meeting. If you wish to appoint a person, other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted, or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE PRIOR TO 09:00 AM (MOUNTAIN TIME) ON MAY 23, 2023:

X VOTE PROXY

To Vote Your Proxy Online please visit:

https://login.odysseytrust.com/pxlogin

You will require the CONTROL NUMBER printed with your address to the right.

If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.